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                                                                   EXHIBIT 10(A)

                             CONSENT OF ACCOUNTANTS
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                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 33-35412 of our report dated February 24, 1995 accompanying the financial statements of Northbrook Variable Annuity Account II and our report dated February 24, 1995 accompanying the financial statements and financial statement schedule of Northbrook Life Insurance Company contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company) which is part of such Registration Statement, and to the reference to us under the heading 'Experts' in such Statement of Additional Information.



Chicago, Illinois
October 11, 1995